SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 5, 2003

ILLINOIS POWER COMPANY

(Exact name of registrant as specified in its charter)

Illinois	1-3004	37-0344645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 South 27th Street

Decatur, Illinois 62521

(Address of principal executive offices including Zip Code)

(217) 424-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.	Other Events

On December 5, 2003, Dynegy Inc. (“Dynegy”), the indirect parent company of Illinois Power Company (“Illinois Power”), issued a press release announcing that it is engaged in exclusive discussions with Ameren Corp. related to a possible sale of Illinois Power. A copy of Dynegy’s press release is incorporated in this report as Exhibit 99.1 and is incorporated in this Item 5 by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements: Not applicable

(b) Pro Forma Financial Information: Not applicable

(c) Exhibits:

Exhibit No.	Document

99.1	Press release dated December 5, 2003 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Dynegy Inc. filed on December 8, 2003, File No. 1-15659).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS POWER COMPANY (Registrant)

Dated: December 8, 2003	By:	/s/ J. KEVIN BLODGETT
	Name:	J. Kevin Blodgett
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated December 5, 2003 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Dynegy Inc. filed on December 8, 2003, File No. 1-15659).